Report of Independent
 Registered Public
 Accounting Firm

To the Shareholders
and Board of Trustees
 of
Federated Premier
Intermediate Municipal
 Income Fund:

In planning and
performing our audit
 of the financial
statements of
 Federated Premier
Intermediate Municipal
 Income Fund (the "Fund")
 as of and for the year
 ended November 30,
2008, in accordance
with the standards of
 the Public Company
 Accounting Oversight
 Board
(United States), we
 considered the Fund's
 internal control over
financial reporting,
including
controls over
safeguarding securities,
 as a basis for
designing our auditing
 procedures for the
purpose of expressing
our opinion on the
financial statements
 and to comply with the
requirements of Form
N-SAR, but not for
the purpose of
 expressing an opinion
 on the
effectiveness of the
 Fund's internal
control over financial
 reporting.  Accordingly,
 we express no
such opinion.

The management of the
 Fund is responsible
for establishing and
maintaining effective
 internal
control over financial
 reporting.  In
fulfilling this
responsibility,
 estimates and
judgments by
management are
 required to
assess the expected
 benefits and
 related costs
 of controls. A
company's internal
 control over
financial reporting
 is a process
designed to provide
 reasonable
assurance
regarding the
reliability of
financial reporting
 and the preparation
of financial
statements for
external purposes
 in accordance
with generally
accepted accounting
 principles.  A
company's internal
control over financial
 reporting includes
those policies and
procedures that (1)
pertain to the
 maintenance of
records that, in
 reasonable detail,
 accurately and fairly
 reflect the
transactions and
dispositions of the
assets of the company;
 (2) provide reasonable
 assurance that
transactions are
recorded as necessary
 to permit preparation
 of financial statements
 in accordance
with generally accepted
 accounting principles,
 and that receipts and
expenditures of the
company
are being made only
in accordance with
authorizations of
management and directors
 of the
company; and (3) provide
reasonable assurance
regarding prevention or
 timely detection of
unauthorized acquisition,
 use or disposition of a
company's assets that
 could have a material
effect on the financial
 statements.

Because of its inherent
limitations, internal
 control over financial
 reporting may not
prevent or
detect misstatements.
 Also, projections of
 any evaluation of
 effectiveness to
future periods are
subject to the risk
that controls may
 become inadequate
because of changes
in conditions, or
 that
the degree of
compliance with
the polices or
procedures may
 deteriorate.

A deficiency in
internal control
over financial
reporting exists
when the design
or operation of a
control does not
allow management
or employees, in
 the normal
course of performing
 their
assigned functions,
 to prevent or
detect misstatements
 on a timely basis.
  A material weakness
 is a
deficiency, or a
 combination of
deficiencies, in
internal control
over financial
reporting, such that
there is a reasonable
possibility that a
material misstatement
 of the Funds' annual
 or interim
financial statements
 will not be prevented
or detected on a timely
 basis

Our consideration of
the Fund's internal
control over financial
 reporting was for
the limited
purpose described in
 the first paragraph
 and would not
necessarily disclose
all deficiencies in
internal control that
 might be material
weaknesses under
standards established
 by the Public
Company Accounting
 Oversight Board
 (United States).
 However, we noted
no deficiencies in
the Fund's internal
control over financial
 reporting and its
operation, including
controls over
safeguarding securities,
 that we consider
to be a material
weakness as defined
above as of
November 30, 2008.

This report is
 intended solely for
 the information and
 use of management
 and the Board of
Trustees of the Fund
and the Securities
 and Exchange
Commission and is
not intended to be
 and
should not be used
 by anyone other
than these specified
parties.



ERNST & YOUNG LLP


Boston, Massachusetts
January 16, 2009